UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

EVOLENT HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

800 N. Glebe Road, Suite 500

Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (571) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 1.01 – Entry into a Material Definitive Agreement.

On May 15, 2017, Evolent Health, Inc., a Delaware corporation (the “Company”), and Evolent Health LLC, the operating subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), certain affiliates of TPG Global, LLC (the “TPG Funds”), The Advisory Board Company, UPMC, Ptolemy Capital, LLC (the “Investor Stockholders”) and certain management selling stockholders (together with the Investor Stockholders, the “Selling Stockholders”), relating to an underwritten secondary public offering of 7,000,000 shares of Class A common stock of the Company, par value $0.01 per share (the “Shares”), being sold by the Selling Stockholders (the “Offering”). The Offering closed on May 19, 2017.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities.

The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-212709) filed with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on August 12, 2016, a base prospectus dated March 27, 2017 and a related prospectus supplement dated May 15, 2017.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2017, by and among Evolent Health, Inc., Evolent Health LLC, Morgan Stanley & Co. LLC, as representative of the several underwriters listed in Schedule 1 thereto, and the selling stockholders listed in Schedule 2 thereto.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: May 19, 2017	By:	/s/ Jonathan Weinberg
		Name:	Jonathan Weinberg
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2017, by and among Evolent Health, Inc., Evolent Health LLC, Morgan Stanley & Co. LLC, as representative of the several underwriters listed in Schedule 1 thereto, and the selling stockholders listed in Schedule 2 thereto.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).